UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2015
Conn’s, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34956	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4055 Technology Forest Blvd., Suite 210 The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)
(936) 230-5899
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Securitization of Receivables
On September 10, 2015, affiliates of Conns, Inc. (the “Company”) completed a securitization transaction (the “Securitization Transaction”), which involved the issuance and sale in a private offering of two classes of asset-backed fixed rate notes and the retention by an affiliate of the Company of one class of asset-backed pass-through notes (collectively, the “Notes”) issued by Conn’s Receivables Funding 2015-A, LLC, a newly formed special purpose entity that is indirectly owned by the Company (the “Issuer”). The Notes are secured by a portfolio of approximately $1.4 billion of retail installment contract receivables sold and contributed from the Company’s loan portfolio indirectly to Conn’s Receivables 2015-A Trust (the “Receivables Trust”), a newly formed Delaware statutory trust. Net proceeds from the offering were approximately $1.08 billion and will be used to repay all of the then-outstanding indebtedness under the Company’s asset-based credit facility and for other general corporate purposes.
To execute the Securitization Transaction, Conn Credit I, L.P., a wholly owned subsidiary of the Company (the “Seller”), sold or conveyed certain retail installment sales contracts (the “Contracts”) (made to finance customer purchases of merchandise from the Company’s subsidiaries) to Conn Appliances Receivables Funding, LLC, an indirect wholly owned subsidiary of the Company (the “Depositor”), pursuant to a receivables purchase agreement, dated as of September 10, 2015, by and between the Seller and the Depositor (the “First Purchase Agreement”). The Depositor then conveyed, sold or assigned the Contracts to the Receivables Trust pursuant to a receivables purchase agreement, dated as of September 10, 2015, by and between the Depositor and the Receivables Trust (the “Second Purchase Agreement”). The Receivables Trust issued a certificate to the Depositor representing a 100% interest in the Receivables Trust (the “Receivables Trust Certificate”) and the Receivables Trust Certificate was sold by the Depositor to the Issuer pursuant to a Purchase and Sale Agreement, dated September 10, 2015, by and between Depositor and Issuer (the “Purchase and Sale Agreement”). The rights of the Issuer to and under the Receivables Trust Certificate were pledged to Wells Fargo Bank, National Association, as trustee (the “Trustee”), for the benefit of the holders of the Notes and any other person to whom certain obligations of the Issuer are payable. Conn Appliances, Inc., a direct and wholly owned subsidiary of the Company (“Conn Appliances”), is responsible for servicing the Receivables transferred to the Receivables Trust as described in more detail below.
The Notes were issued by the Issuer pursuant to a Base Indenture, dated September 10, 2015, by and among the Issuer and the Trustee (the “Base Indenture”), and a Series 2015-A Supplement to the Base Indenture, dated as of September 10, 2015, by and among the Issuer and the Trustee (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”). The Notes consist of the following securities:
“Class A Notes” - $952,100,000 in aggregate principal amount of Asset Backed Fixed Rate Notes, Class A, Series 2015-A that bear interest at a fixed rate equal to 4.565% per annum and mature on September 15, 2020.
“Class B Notes” - $165,900,000 in aggregate principal amount of Asset Backed Fixed Rate Notes, Class B, Series 2015-A that bear interest at a fixed rate equal to 8.500% per annum and mature on September 15, 2020.
“Class R Notes” - Asset Backed Notes, Class R, Series 2015-A that do not have a principal amount or interest rate and that are initially held by the Depositor. The Depositor expects to retain approximately 10% of the Class R Notes but may sell some or all of the Class R Notes in the future.
The Notes (other than the Class R Notes) were offered and sold to qualified institutional buyers through the initial purchaser pursuant to the exemptions from registration provided by Rule 144A under the Securities Act of 1933, as amended.
Payments on the Class R Notes are subordinate to all payments of principal and interest on the Class A Notes and the Class B Notes and all payments to Conn Appliances as servicer, all third party service providers and the reserve account. Credit enhancement will be provided for the Class A Notes and the Class B Notes through excess cashflow, overcollaterization, a reserve account and, in the case of the Class A Notes, subordination of the Class B Notes.
The Notes (other than the Class R Notes) are subject to redemption by 100% of the holders of the Class R Notes, at their option, in accordance with the terms specified in the Indenture, on any interest payment date on or after April 15, 2017. Conn Appliances will have the option to purchase (the “Optional Purchase”) the Contracts and certain other assets of the Receivables Trust on any interest payment date for an amount equal to the fair market value of such assets from the Issuer on such interest payment date if, as of the last day of the related monthly period, the balance of outstanding receivables under the Contracts has declined to 10% or less of the outstanding balance as of July 31, 2015. The price paid for the Optional Purchase will not be less than an amount sufficient to pay accrued and unpaid interest then due on the Notes and the aggregate unpaid principal, if any, of all of the outstanding Notes plus other contractual fees and expenses related to servicing the loan portfolio and to the Trustee.
If an event of default were to occur under the Indenture, the Trustee may, and at the direction of the required noteholders shall, accelerate the maturity of the Class A and Class B Notes, in which event the cash proceeds of the Receivables that otherwise might be released to the Class R Noteholders would instead be directed entirely toward repayment of the Notes. Events of default include, but are not limited to, events such as failure to make required payments on the Notes or specified bankruptcy-related events.
The purchase of the Class A Notes and the Class B Notes were governed by a Note Purchase Agreement entered into on September 10, 2015 (the “Note Purchase Agreement”), by the Company, the Issuer, the Depositor, Conn Appliances and Credit Suisse Securities (USA) LLC, as the initial purchaser.
Conn Appliances is responsible for servicing the Receivables transferred to the Receivables Trust pursuant to a Servicing Agreement, dated as of September 10, 2015 (the “Servicing Agreement”) by and among the Issuer, the Receivables Trust, Conn Appliances and the Trustee. Under the Servicing Agreement, Conn Appliances will receive a monthly service fee equal to 4.75% (annualized) based on the outstanding balance of the Trust Estate. If Conn Appliances defaults in its obligations under the Servicing Agreement, it may, and under certain circumstances will, be terminated and replaced as Servicer.
The foregoing descriptions of the Note Purchase Agreement, the Base Indenture, the Supplemental Indenture, the First Purchase Agreement, the Second Purchase Agreement, the Purchase and Sale Agreement, and Servicing Agreement do not purport to be complete and are qualified in their entirety by reference to such documents, which are filed as Exhibits 1.1, 4.2, 4.3, 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated by reference herein.
Also, the information set forth under Item 1.02 is incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.
Early Termination of Rights Plan
As previously disclosed, on October 6, 2014, the board of directors of the Company declared a dividend of one Preferred Stock purchase right (a “Right”) for each outstanding share of common stock, $0.01 par value per share (the “Common Stock”), of the Company. Each Right entitled the registered holder, subject to the terms of the Rights Plan (as defined below), to purchase from the Company one one-thousandth of a share of the Company’s Series A Junior Participating Preferred Stock (the “Series A Preferred Stock”) at a price of $155.00 per one one-thousandth of a Preferred Stock, subject to adjustment.
On September 10, 2015, the Company and Computershare Trust Company, N.A., as rights agent, entered into an amendment (the “Rights Plan Amendment”) to the Rights Agreement, dated as of October 6, 2014 (the “Rights Plan”). The Rights Plan Amendment accelerated the expiration of the Rights from the close of business on October 5, 2015 to the close of business on September 10, 2015. Accordingly, as of 5:00 p.m. New York City time on September 10, 2015, the Rights issued under the Rights Plan expired and are no longer outstanding.
In connection with the early termination of the Rights Plan, on September 10, 2015, the Company filed a Certificate of Elimination of Certificate of Designations of Series A Junior Participating Preferred Stock (the “Certificate of Elimination”) with the Delaware Secretary of State to eliminate its shares of Series A Preferred Stock from the Company’s Certificate of Incorporation, as amended. The Certificate of Elimination became effective upon filing with the Delaware Secretary of State.
No shares of Series A Preferred Stock were issued or outstanding. Those shares were created in connection with the adoption in October 2014 of the Rights Plan. Since the Rights Plan has expired as a result of the Rights Plan Amendment, no shares of Series A Preferred Stock will be issued pursuant to that Rights Plan or the rights created under that Rights Plan.
The foregoing description of the Rights Plan Amendment and the Certificate of Elimination do not purport to be complete and are qualified in their entirety by reference to the Rights Plan Amendment and the Certificate of Elimination, both of which are filed as Exhibits 4.1 and 3.1, respectively, to this Current Report on Form 8-K and incorporated by reference herein.
The foregoing description of the Rights Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Rights Plan attached as Exhibit 4.1 of the Company’s current report on Form 8-K dated October 6, 2014. The aforementioned document is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.
The information set forth under Item 1.02 above is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth under Item 1.02 above is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
On September 11, 2015, the Company issued a press release announcing the closing of the Securitization Transaction. A copy of the press release is furnished herewith as Exhibit 99.1.
On September 11, 2015, the Company also issued a press release announcing the termination of the Rights Plan. A copy of the press release is furnished herewith as Exhibit 99.2.
None of the information contained in Item 7.01 or Exhibits 99.1 or 99.2 of this Form 8-K shall be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and none of it shall be incorporated by reference in any filing under the Securities Act of 1933, as amended. Furthermore, this report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1*	Note Purchase Agreement, dated September 10, 2015, by and among Conn's, Inc., Conn’s Receivables Funding 2015-A, LLC, Conn Appliances, Inc. and Credit Suisse Securities (USA) LLC, as initial purchaser
3.1*	Certificate of Elimination of Certificate of Designations of Series A Junior Participating Preferred Stock of the Company, dated September 10, 2015
4.1*	First Amendment, dated September 10, 2015, to Rights Agreement, dated as of October 6, 2014, by and between Conn's, Inc. and Computershare Trust Company, N.A., as rights agent
4.2*	Base Indenture, dated as of September 10, 2015 by and between Conn’s Receivables Funding 2015-A, LLC, and Wells Fargo Bank, National Association
4.3*	Series 2015-A Supplement to the Base Indenture, dated as of September 10, 2015, by and between Conn’s Receivables Funding 2015-A, LLC and Wells Fargo Bank, National Association
4.4
Rights Agreement, dated as of October 6, 2014, by and between Conn’s, Inc. and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 of Conn's, Inc.'s Current report on Form 8-K dated October 6, 2014)

10.1*	Receivables Purchase Agreement, dated September 10, 2015, by and between Conn Credit I, L.P. and Conn Appliances Receivables Funding, LLC
10.2*	Receivables Purchase Agreement, dated September 10, 2015, by and between Conn Appliances Receivables Funding, LLC and Conn’s Receivables 2015-A Trust
10.3*	Purchase and Sale Agreement, dated September 10, 2015, by and between Conn Appliances Receivables Funding, LLC and Conn’s Receivables 2015-A Trust
10.4*	Servicing Agreement dated as of September 10, 2015, among Conn’s Receivables Funding 2015-A, LLC, Conn’s Receivables 2015-A Trust, Conn Appliances, Inc. and Wells Fargo Bank, National Association
99.1*	Press Release dated September 11, 2015
99.2*	Press Release dated September 11, 2015

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC.
Date:	September 11, 2015	By:	/s/ Thomas R. Moran
		Name:	Thomas R. Moran
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.1*	Note Purchase Agreement, dated September 10, 2015, by and among Conn's, Inc., Conn’s Receivables Funding 2015-A, LLC, Conn Appliances, Inc. and Credit Suisse Securities (USA) LLC, as initial purchaser
3.1*	Certificate of Elimination of Certificate of Designations of Series A Junior Participating Preferred Stock of the Company, dated September 10, 2015
4.1*	First Amendment, dated September 10, 2015, to Rights Agreement, dated as of October 6, 2014, by and between Conn's, Inc. and Computershare Trust Company, N.A., as rights agent
4.2*	Base Indenture, dated as of September 10, 2015 by and between Conn’s Receivables Funding 2015-A, LLC, and Wells Fargo Bank, National Association
4.3*	Series 2015-A Supplement to the Base Indenture, dated as of September 10, 2015, by and between Conn’s Receivables Funding 2015-A, LLC and Wells Fargo Bank, National Association
4.4
Rights Agreement, dated as of October 6, 2014, by and between Conn’s, Inc. and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 of Conn's, Inc.'s Current report on Form 8-K dated October 6, 2014)

10.1*	Receivables Purchase Agreement, dated September 10, 2015, by and between Conn Credit I, L.P. and Conn Appliances Receivables Funding, LLC
10.2*	Receivables Purchase Agreement, dated September 10, 2015, by and between Conn Appliances Receivables Funding, LLC and Conn’s Receivables 2015-A Trust
10.3*	Purchase and Sale Agreement, dated September 10, 2015, by and between Conn Appliances Receivables Funding, LLC and Conn’s Receivables 2015-A Trust
10.4*	Servicing Agreement dated as of September 10, 2015, among Conn’s Receivables Funding 2015-A, LLC, Conn’s Receivables 2015-A Trust, Conn Appliances, Inc. and Wells Fargo Bank, National Association
99.1*	Press Release dated September 11, 2015
99.2*	Press Release dated September 11, 2015